Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL DATA

On February 15, 2007, Huntsman International LLC (“Huntsman International”), our wholly-owned subsidiary, and certain of Huntsman International’s subsidiaries (collectively, the “Sellers”) entered into an Asset Purchase Agreement (the “Original Agreement”) with Flint Hills Resources LLC to sell our North American base chemicals and polymers business assets (the “U.S. Petrochemical Disposition”) for approximately $456 million in cash, plus the value of inventory on the date of closing. We retained other elements of working capital, including accounts receivable, accounts payable and certain accrued liabilities, which will be liquidated for cash in the ordinary course of business. On June 22, 2007, we entered into an Amended and Restated Asset Purchase Agreement (the “Amended Agreement”) with Flint Hills Resources LP and Flint Hills Resources LLC (collectively, “Flint Hills”) that amends certain terms of the Original Agreement to, among other things, provide for the closing of the sale of our North American polymers business assets on August 1, 2007 for $150 million plus the value of associated inventory (the “North American Polymers Disposition”).  We received total consideration for the North American Polymers Disposition of approximately $355 million, which is subject to post-closing adjustments.

The Amended Agreement also provided for the separate closing of our U.S. base chemicals business for the remaining $306 million plus the value of associated inventory, following the re-start of our Port Arthur, Texas olefins manufacturing facility (the “U.S. Base Chemicals Disposition”).  On November 5, 2007, we completed the U.S. Base Chemicals Disposition to Flint Hills for $306 million plus the value of associated inventory, for total consideration, net of other adjustments, of approximately $415 million, subject to post-closing adjustments.

The U.S. Petrochemical Disposition includes our olefins and polymers manufacturing assets located at five U.S. sites: Port Arthur, Odessa and Longview, Texas; Peru, Illinois; and Marysville, Michigan.  In connection with the transaction, we also shut down our Mansonville, Quebec expandable polystyrene manufacturing facility in June 2007.

As of June 30, 2007, the North American polymers business assets were treated as a separate disposal group and were classified as held for sale in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Beginning in the second quarter of 2007, we reported the results of our North American polymers business as discontinued operations.  Also during the second quarter of 2007, we recorded an impairment loss on the pending disposal of $240.0 million resulting from the write-down of the North American polymers business to the purchase price less cost to sell. In connection with the North American Polymers Disposition, we recognized a pretax gain on disposal of $11.1 million during the third quarter of 2007, resulting primarily from a pension curtailment gain of $13.4 million. The final sales price is subject to post-closing adjustments, including a post-closing adjustment for working capital.

As of June 30, 2007, the U.S. base chemicals assets were treated as a separate disposal group and were classified as held and used in accordance with SFAS No. 144 because these assets were not immediately available for sale in their present condition due to the required repair and restart of the Port Arthur, Texas olefins manufacturing facility. We tested these assets for recoverability using expected future cash flows, including the expected proceeds from the Port Arthur fire insurance recovery, and concluded that the expected future cash flows were in excess of the carrying value of the business expected to be sold. Therefore, we did not recognize an impairment charge as of June 30, 2007. The carrying value of the business sold in the U.S. Base Chemicals Disposition, which increased as we rebuilt the Port Arthur facility, exceeded the sales price and we will recognize a loss on disposal of approximately $150 million.

On June 27, 2006, we sold the assets comprising our U.S. butadiene and MTBE business operated by our Base Chemicals segment. The results of operations of this business were not classified as discontinued operations under applicable accounting rules because of the expected continuing cash flows from the MTBE business we continue to operate in our Polyurethanes segment.

On June 30, 2006, we acquired the textile effects business. The operating results of the textile effects business were consolidated with our operating results beginning July 1, 2006.

The following unaudited pro forma consolidated statements of operations for our Company and Huntsman International for the year ended December 31, 2006 give effect to the U.S. Petrochemical Disposition, the sale of our U.S. butadiene and MTBE business and the textile effects acquisition as if these transactions occurred on January 1, 2006. The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2007 and for the years ended December 31, 2005 and 2004 give effect to the U.S. Petrochemical Disposition as if the sale occurred at the beginning of the period presented. The following unaudited pro forma consolidated balance sheets as of June 30, 2007 give effect to the U.S. Petrochemical Disposition as if the sale transaction occurred on June 30, 2007.

The pro forma information is not necessarily indicative of the financial position or results of operations of future periods or indicative of results that would have actually occurred had the transactions been completed as of the date thereof or as of the beginning of the periods presented therein. The pro forma adjustments, as described in the accompanying notes to the pro forma consolidated balance sheet and statements of operations, are based upon available information and certain assumptions we believe are reasonable. The pro forma financial information should be read in conjunction with the consolidated financial statements and notes to consolidated financial statements included in our and Huntsman International’s Form 10-Q for the three months ended June 30, 2007, Huntsman International's financial statements included in our and Huntsman International's Annual Report on Form 10-K for the year ended December 31, 2006, and our financial statements included in Exhibit 99.1 to our Current Report on Form 8-K filed on September 28, 2007, which present the results of operations of the North American polymers business as discontinued operations for each of the three years in the period ended December 31, 2006.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2007

(Dollars in Millions, Except Per Share Amounts)

	Huntsman Corporation	Pro Forma Adjustments (1)		Pro Forma
Revenues	$4,804.5	$(144.6)		$4,659.9

Cost of goods sold	4,032.8	(151.5)		3,881.3

Gross profit	771.7	6.9		778.6

Operating expenses:
Selling, general and administrative	429.6	(4.3)		425.3
Research and development	69.5			69.5
Other operating expense	5.3	(2.3)		3.0
Restructuring, impairment and plant closing costs	24.4			24.4
Total expenses	528.8	(6.6)		522.2
Operating income	242.9	13.5		256.4

Interest expense, net	(143.8)			(143.8)
Loss on accounts receivable securitization program	(9.0)	0.2		(8.8)
Equity in income of unconsolidated affiliates	7.3			7.3
Other expense	(2.1)			(2.1)
Income from continuing operations before income taxes and minority interest	95.3	13.7		109.0

Income tax expense	(4.4)	(4.8	)(2)	(9.2)
Minority interest in subsidiaries' loss	10.7			10.7
Income from continuing operations	$101.6	$8.9		$110.5

Basic income per share:
Income from continuing operations	$0.46	$0.04		$0.50

Diluted income per share:
Income from continuing operations	$0.44	$0.03		$0.47

(1)          Reflects the disposition of the U.S. base chemicals business operations pursuant to the U.S. Base Chemicals Disposition.

(2)          Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Base Chemicals Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2006

(Dollars in Millions, Except Per Share Amounts)

		Pro Forma Adjustments
		Disposition of U.S. Base	Disposition of U.S.
		Chemicals	Butadiene	Acquisition of
	Huntsman	Business	and MTBE	Textile Effects
	Corporation	Assets (1)	Business (2)	Business (3)	Pro Forma
Revenues	$9,205.1	$(462.4)	$(473.5)	$546.5	$8,815.7

Cost of goods sold	7,769.5	(442.8)	(462.2)	374.5	7,239.0

Gross profit	1,435.6	(19.6)	(11.3)	172.0	1,576.7

Operating expenses:
Selling, general and administrative	766.9	1.2	(2.1)	121.5	887.5
Research and development	115.4			13.2	128.6
Other operating income	(126.7)	8.2	(0.2)		(118.7)
Restructuring, impairment and plant closing costs	23.1	(11.9)		22.3	33.5
Total expenses	778.7	(2.5)	(2.3)	157.0	930.9
Operating income	656.9	(17.1)	(9.0)	15.0	645.8

Interest expense, net	(350.7)			(1.7)	(352.4)
Loss on accounts receivable securitization program	(13.3)	0.8			(12.5)
Equity in income of unconsolidated affiliates	3.6				3.6
Loss on early extinguishment of debt	(27.1)				(27.1)
Other income	1.3	7.4			8.7
Income from continuing operations before income taxes and minority interest	270.7	(8.9)	(9.0)	13.3	266.1

Income tax benefit	50.1	— (4)	— (4)	(5.0)	45.1
Minority interest in subsidiaries’ income	(2.9)			1.7	(1.2)
Income from continuing operations	$317.9	$(8.9)	$(9.0)	$10.0	$310.0

Basic income per share:
Income from continuing operations	$1.44	$(0.04)	$(0.04)	$0.05	$1.41

Diluted income per share:
Income from continuing operations	$1.37	$(0.04)	$(0.04)	$0.04	$1.33

(1)          Reflects the disposition of the U.S. base chemicals business operations pursuant to the U.S. Base Chemicals Disposition.

(2)          Reflects the disposition of the U.S. butadiene and MTBE business’ operations as a result of the sale transaction.

(3)          Reflects the operations of the textile effects business for periods prior to its acquisition.

(4)          No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Base Chemicals Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(Dollars in Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments (1)	Pro Forma
Revenues	$9,327.9	$(858.1)	$8,469.8

Cost of goods sold	7,861.6	(778.6)	7,083.0

Gross profit	1,466.3	(79.5)	1,386.8

Operating expenses:
Selling, general and administrative	630.6	(2.5)	628.1
Research and development	95.5	—	95.5
Other operating expense	31.2	(0.6)	30.6
Restructuring, impairment and plant closing costs	110.9	(2.8)	108.1
Total expenses	868.2	(5.9)	862.3
Operating income	598.1	(73.6)	524.5

Interest expense, net	(426.6)		(426.6)
Loss on accounts receivable securitization program	(9.0)		(9.0)
Equity in income of unconsolidated affiliates	8.2		8.2
Loss on early extinguishment of debt	(322.5)		(322.5)
Other expense	(0.1)		(0.1)
Loss from continuing operations before income taxes and minority interest	(151.9)	(73.6)	(225.5)

Income tax benefit	50.4	— (2)	50.4
Minority interest in subsidiaries’ income	(1.7)		(1.7)
Loss from continuing operations	$(103.2)	$(73.6)	$(176.8)

Basic and diluted loss per share:
Loss from continuing operations	$(0.66)	$(0.34)	$(1.00)

(1)          Reflects the disposition of the U.S base chemicals business operations pursuant to the U.S. Base Chemicals Disposition.

(2)          No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Base Chemicals Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2004

(Dollar in Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments (1)	Pro Forma
Revenues	$8,452.4	$(835.8)	$7,616.6

Cost of goods sold	7,308.8	(761.5)	6,547.3

Gross profit	1,143.6	(74.3)	1,069.3

Operating expenses:
Selling, general and administrative	606.5	(19.2)	587.3
Research and development	96.2		96.2
Other operating income	(74.7)	(1.1)	(75.8)
Restructuring, impairment and plant closing costs	274.4	(0.4)	274.0
Total expenses	902.4	(20.7)	881.7
Operating income	241.2	(53.6)	187.6

Interest expense, net	(612.6)		(612.6)
Loss on accounts receivable securitization program	(13.3)		(13.3)
Equity in income of unconsolidated affiliates	4.0		4.0
Loss on early extinguishment of debt	(25.6)		(25.6)
Other expense	—	(0.2)	(0.2)
Loss from continuing operations before income taxes and minority interest	(406.3)	(53.8)	(460.1)

Income tax benefit	80.4	— (2)	80.4
Minority interest in subsidiaries’ income	(7.2)		(7.2)
Loss from continuing operations	$(333.1)	$(53.8)	$(386.9)

Basic and diluted loss per share:
Loss from continuing operations	$(1.91)	$(0.24)	$(2.15)

(1)          Reflects the disposition of the U.S. base chemicals business operations pursuant to the U.S. Base Chemicals Disposition.

(2)          No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Base Chemicals Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF JUNE 30, 2007

(Dollars in Millions)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$167.5	$709.6	(2)	$877.1
Accounts and notes receivable, net	1,439.3			1,439.3
Accounts from affiliates	17.5			17.5
Inventories, net	1,348.0	(30.0	)(1)	1,318.0
Prepaid expenses	31.0	(0.3	)(1)	30.7
Deferred income taxes	68.0			68.0
Other current assets	128.2			128.2
Current assets held for sale	175.8	(175.8	)(1)	—
Total current assets	3,375.3	503.5		3,878.8

Property plant and equipment, net	3,825.1	(323.4	)(1)	3,501.7
Investment in unconsolidated affiliates	215.9			215.9
Intangible assets, net	175.6	(0.3	)(1)	175.3
Goodwill	92.4			92.4
Deferred income taxes	245.2	1.4	(4)	246.6
Other noncurrent assets	398.5	(31.8	)(1)	366.7
Noncurrent assets held for sale	187.2	(187.2	)(1)	—
Total assets	$8,515.2		$(37.8)	$8,477.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$1,083.9			$1,083.9
Accounts payable to affiliates	12.5			12.5
Accrued liabilities	802.9	$(16.7	)(3)	786.2
Deferred income taxes	19.3			19.3
Current portion of long-term debt	258.8	(0.5	)(1)	258.3
Current liabilities held for sale	10.1	(10.1	)(1)	—
Total current liabilities	2,187.5	(27.3)		2,160.2

Long-term debt	3,524.6	(2.3	)(1)	3,522.3
Deferred income taxes	101.6			101.6
Other noncurrent liabilities	942.9	(1.0	)(1)	941.9
Noncurrent liabilities held for sale	4.7	(4.7	)(1)	—
Total liabilities	6,761.3	(35.3)		6,726.0

Minority interests	23.9			23.9

Stockholders’ equity:
Common stock	2.2			2.2
Mandatory convertible preferred stock	287.5			287.5
Additional paid-in capital	2,823.9			2,823.9
Unearned stock-based compensation	(16.6)			(16.6)
Accumulated deficit	(1,348.5)	(2.5	)(4)	(1,351.0)
Accumulated other comprehensive loss	(18.5)			(18.5)
Total stockholders’ equity	1,730.0	(2.5)		1,727.5

Total liabilities and stockholders’ equity	$8,515.2	$(37.8)		$8,477.4

(1)          Reflects the disposition of the North American polymers business operations and the U.S. base chemicals business operations pursuant to the U.S. Petrochemical Disposition.

(2)          Reflects the net sale consideration in connection with the U.S. Petrochemical Disposition, based on June 30, 2007 book inventory amounts. The net sale consideration will change based on the actual value of the inventory on the respective closing dates with respect to each business.

(3)          Reflects the adjustment of liabilities associated with the U.S. Petrochemical Disposition.

(4)          Reflects the preliminary loss on the U.S. Petrochemical Disposition as of June 30, 2007, net of taxes. This loss on the U.S. Petrochemical Disposition is based on June 30, 2007 balance sheet amounts and does not include subsequent capital expenditures that were required to rebuild the Port Arthur, Texas, olefins manufacturing facility that was damaged by fire.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2007

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (1)		Pro Forma
Revenues	$4,804.5	$(144.6)		$4,659.9

Cost of goods sold	4,024.7	(151.5)		3,873.2

Gross profit	779.8	6.9		786.7

Operating expenses:
Selling, general and administrative	429.4	(4.3)		425.1
Research and development	69.5			69.5
Other operating expense	5.3	(2.3)		3.0
Restructuring, impairment and plant closing costs	24.4			24.4
Total expenses	528.6	(6.6)		522.0
Operating income	251.2	13.5		264.7

Interest expense, net	(144.4)			(144.4)
Loss on accounts receivable securitization program	(9.0)	0.2		(8.8)
Equity in income of unconsolidated affiliates	7.3			7.3
Other expense	(2.6)			(2.6)
Income from continuing operations before income taxes and minority interest	102.5	13.7		116.2

Income tax expense	(42.1)	(4.8	)(2)	(46.9)
Minority interest in subsidiaries’ loss	10.7			10.7
Income from continuing operations	$71.1	$8.9		$80.0

(1)          Reflects the disposition of the U.S. base chemicals business operations pursuant to the U.S. Base Chemicals Disposition.

(2)          Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Base Chemicals Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2006

(Dollars in Millions)

		Pro Forma Adjustments
		Disposition of	Disposition of U.S.
	Huntsman	U.S. Base Chemicals and Polymers	Butadiene	Acquisition of
	International	Business	and MTBE	Textile Effects
	LLC	Assets(1)	Business (2)	Business (3)	Pro Forma
Revenues	$10,623.6	$(1,880.9)	$(473.5)	$546.5	$8,815.7

Cost of goods sold	9,067.1	(1,757.4)	(462.2)	374.5	7,222.0

Gross profit	1,556.5	(123.5)	(11.3)	172.0	1,593.7

Operating expenses:
Selling, general and administrative	794.8	(27.2)	(2.1)	121.5	887.0
Research and development	115.4			13.2	128.6
Other operating income	(127.7)	9.2	(0.2)		(118.7)
Restructuring, impairment and plant closing costs	20.0	(8.8)		22.3	33.5
Total expenses	802.5	(26.8)	(2.3)	157.0	930.4
Operating income	754.0	(96.7)	(9.0)	15.0	663.3

Interest expense, net	(355.2)			(1.7)	(356.9)
Loss on accounts receivable securitization program	(16.1)	3.6			(12.5)
Equity in income of unconsolidated affiliates	3.6				3.6
Loss on early extinguishment of debt	(39.0)				(39.0)
Other income	1.3	7.4			8.7
Income from continuing operations before income taxes and minority interest	348.6	(85.7)	(9.0)	13.3	267.2

Income tax benefit	30.0	— (4)	— (4)	(5.0)	25.0
Minority interest in subsidiaries’ income	(2.9)			1.7	(1.2)
Income from continuing operations	$375.7	$(85.7)	$(9.0)	$10.0	$291.0

(1)          Reflects the disposition of the North American polymers business operations and the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the North American polymers business is reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the North American polymers business for the year ended December 31, 2006:

Revenues	$1,504.1
Costs and expenses	1,427.4
Income before income taxes	$76.7

(2)          Reflects the disposition of the U.S. butadiene and MTBE business’ operations as a result of the sale transaction.

(3)          Reflects the operations of the textile effects business for periods prior to its acquisition.

(4)          No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (1)	Pro Forma
Revenues	$10,676.9	$(2,207.1)	$8,469.8

Cost of goods sold	9,043.9	(1,978.5)	7,065.4

Gross profit	1,633.0	(228.6)	1,404.4

Operating expenses:
Selling, general and administrative	661.4	(32.5)	628.9
Research and development	95.5		95.5
Other operating expense	30.2	0.4	30.6
Restructuring, impairment and plant closing costs	114.1	(6.0)	108.1
Total expenses	901.2	(38.1)	863.1
Operating income	731.8	(190.5)	541.3

Interest expense, net	(425.6)		(425.6)
Loss on accounts receivable securitization program	(9.0)		(9.0)
Equity in income of unconsolidated affiliates	8.2		8.2
Loss on early extinguishment of debt	(167.3)		(167.3)
Other expense	(0.2)		(0.2)
Income from continuing operations before income taxes and minority interest	137.9	(190.5)	(52.6)

Income tax (expense) benefit	(13.2)	18.7 (2)	5.5
Minority interest in subsidiaries’ income	(1.7)		(1.7)
Income from continuing operations	$123.0	$(171.8)	$(48.8)

(1)          Reflects the disposition of the North American polymers business operations and the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the North American polymers business is reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the North American polymers business for the year ended December 31, 2005:

Revenues	$1,436.5
Costs and expenses	1,319.6
Income before income taxes	$116.9

(2)          Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2004

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (1)	Pro Forma
Revenues	$9,562.5	$(1,945.9)	$7,616.6

Cost of goods sold	8,337.3	(1,811.4)	6,525.9

Gross profit	1,225.2	(134.5)	1,090.7

Operating expenses:
Selling, general and administrative	635.5	(51.5)	584.0
Research and development	96.2		96.2
Other operating income	(77.0)	1.2	(75.8)
Restructuring, impairment and plant closing costs	282.9	(8.9)	274.0
Total expenses	937.6	(59.2)	878.4
Operating income	287.6	(75.3)	212.3

Interest expense, net	(592.6)		(592.6)
Loss on accounts receivable securitization program	(13.3)		(13.3)
Equity in income of unconsolidated affiliates	4.0		4.0
Loss on early extinguishment of debt	(25.6)		(25.6)
Other expense	(0.2)		(0.2)
Loss from continuing operations before income taxes and minority interest	(340.1)	(75.3)	(415.4)

Income tax benefit	66.3	— (2)	66.3
Minority interest in subsidiaries’ income	(7.2)		(7.2)
Loss from continuing operations	$(281.0)	$(75.3)	$(356.3)

(1)          Reflects the disposition of the North American polymers business operations and the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the North American polymers business is reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the North American polymers business for the year ended December 31, 2004:

Revenues	$1,185.8
Costs and expenses	1,164.2
Income before income taxes	$21.6

(2)          No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF JUNE 30, 2007

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$167.5	$709.6	(2)	$877.1
Accounts and notes receivable, net	1,439.3			1,439.3
Accounts from affiliates	52.6			52.6
Inventories, net	1,348.0	(30.0	)(1)	1,318.0
Prepaid expenses	29.2	(0.3	)(1)	28.9
Deferred income taxes	74.1			74.1
Other current assets	115.6			115.6
Current assets held for sale	175.8	(175.8	)(1)	—
Total current assets	3,402.1	503.5		3,905.6

Property plant and equipment, net	3,607.0	(323.4	)(1)	3,283.6
Investment in unconsolidated affiliates	215.9			215.9
Intangible assets, net	180.2	(0.3	)(1)	179.9
Goodwill	92.4			92.4
Deferred income taxes	243.6	1.4	(4)	245.0
Other noncurrent assets	398.5	(31.8	)(1)	366.7
Noncurrent assets held for sale	187.2	(187.2	)(1)	—
Total assets	$8,326.9	$(37.8)		$8,289.1

LIABILITIES AND MEMBERS’ EQUITY
Accounts payable	$1,083.9			$1,083.9
Accounts payable to affiliates	17.8			17.8
Accrued liabilities	790.4	$(16.7	)(3)	773.7
Deferred income taxes	19.3			19.3
Current portion of long-term debt	257.2	(0.5	)(1)	256.7
Current liabilities held for sale	10.1	(10.1	)(1)	—
Total current liabilities	2,178.7	(27.3)		2,151.4

Long-term debt	3,524.6	(2.3	)(1)	3,522.3
Deferred income taxes	109.1			109.1
Other noncurrent liabilities	942.4	(1.0	)(1)	941.4
Noncurrent liabilities held for sale	4.7	(4.7	)(1)	—
Total liabilities	6,759.5	(35.3)		6,724.2

Minority interests	23.9			23.9

Members’ equity:
Members’ equity	2,831.3			2,831.3
Accumulated deficit	(1,204.8)	(2.5	)(4)	(1,207.3)
Accumulated other comprehensive loss	(83.0)			(83.0)
Total members’ equity	1,543.5	(2.5)		1,541.0

Total liabilities and members’ equity	$8,326.9	$(37.8)		$8,289.1

(1)          Reflects the disposition of the North American polymers business operations and the U.S. base chemicals business operations pursuant to the U.S. Petrochemical Disposition.

(2)          Reflects the net sale consideration in connection with the U.S. Petrochemical Disposition, based on June 30, 2007 book inventory amounts. The net sale consideration will change based on the actual value of the inventory on the respective closing dates with respect to each business.

(3)          Reflects the adjustment of liabilities associated with the U.S. Petrochemical Disposition.

(4)          Reflects the preliminary loss on the U.S. Petrochemical Disposition as of June 30, 2007, net of taxes. This loss on the U.S. Petrochemical Disposition is based on June 30, 2007 balance sheet amounts and does not include subsequent capital expenditures that were required to rebuild the Port Arthur, Texas, olefins manufacturing facility that was damaged by fire.